BRANDYWINE ADVISORS FUND

Managed by Friess Associates, LLC         Quarterly Report        June 30, 2003

DEAR FELLOW SHAREHOLDERS:

   Brandywine Advisors Fund grew 14.92 percent in the June quarter, marking its best quarterly results since its October 2000 inception. Gains were widespread across companies from virtually all economic sectors represented in the portfolio, with rapid earnings growth and reasonable valuations common themes among them.

   Health-care-related companies such as insurer Aetna, pharmacy benefits manager Caremark Rx and managed-care company Coventry Health Care were standouts with gains ranging from 22 to 40 percent. Companies that sell durable consumer goods, including auto parts retailers AutoZone and Advance Auto Parts, up 25 and 28 percent, were also notable performance contributors. For more information on the holdings that influenced June-quarter results the most, please refer to "Roses & Thorns" on page 5.

   While Brandywine Advisors Fund's June-quarter performance shows that many fundamentally sound companies drew attention, there was also a notable re-emergence of the market's speculative side. Reflecting this, Internet and tech-sector funds were among the June quarter's best performers despite the earnings challenges still present in those areas.

   The small-cap Russell 2000 Index soared 23.42 percent in the quarter as pundits put forth the sweeping axiom that small companies lead the way in economic rebounds. Never mind that renewed economic strength is far from certain -- analysts predict that nearly one-fifth of the companies in the index will lose money this year. Eight of the Russell 2000's top 10 year-to-date gainers in percentage terms are expected to post losses for 2003, and half of the companies up over 100 percent are in the same money-leaking boat.

 CUMULATIVE               BRANDYWINE ADVISORS % CHANGE
 ----------               ----------------------------
 QUARTER                             14.92
 ONE YEAR                             0.12
 INCEPTION                          -21.37*<F1>

 ANNUALIZED
 ----------
 INCEPTION                           -8.63*<F1>

*<F1>  10/31/00

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   The optimism of the June quarter was in stark contrast to the apprehensive environment of the March quarter, when geopolitical uncertainty fueled a skittish climate. Thanks to your team's consistent focus on the prospects of individual companies rather than the situation in Iraq, Brandywine Advisors Fund avoided the extremes fueled first by the prelude to war and later by the war's end. This resulted in solid performance in the mixed environment of the first six months of the year.

   Brandywine Advisors Fund grew 14.13 percent this year through June, outpacing returns in the S&P MidCap and S&P 500 Indexes of 12.41 and 11.76 percent.

                             YEAR-TO-DATE PERFORMANCE

                                               Cumulative Percent Return
                                               -------------------------
               Brandywine Advisors Fund                  14.13%
               S&P MidCap Index                          12.41%
               S&P 500 Index                             11.76%

Total returns for the six months ended June 30, 2003

   The wait for a war-related "relief rally" is over. Long-anticipated tax cuts designed to revive the economy and make investing in stocks more appealing are now law. And, with interest rates at 45-year lows, the Fed stands limited in its ability to take further action. The forces that helped bring the market so far so fast in the June quarter are virtually exhausted -- and that's a good thing. Now investors can focus on what really matters.

   Stock investing is our business, so we welcome positive changes in the general climate. But a lower tax rate on long-term capital gains doesn't make a money-losing company profitable any more than a military victory in Iraq makes a high-PE stock cheaper. That said, current conditions provide one of the best opportunities in the post-bubble era to make reasoned investment decisions without fiscal stimulus debate, geopolitics and other macro factors distracting attention from individual-company realities.

   Your team assembled a collection of companies characterized by a combination of rapid earnings growth and reasonable price-to-earnings ratios that is more positive than at any other time in recent years. These encouraging statistics exist even as major indexes show lackluster growth and high valuations are still common among their component companies.

   Brandywine Advisors Fund starts the September quarter with a larger technology position relative to the light tech exposure it's generally maintained since inception. The tech companies your team favors realigned their businesses to the demand realities of their customer bases, preserving profitability and positioning them to post better-than-anticipated results on even relatively small incremental revenue gains.

   Many of the tech companies the Fund holds enjoy solid demand because they offer products and services that help customers maximize productivity, a common goal and justifiable expense for a range of companies facing unpredictable demand trends.

   Your team's careful, fundamentals-driven approach to tech contrasts with some of what was on display in the June quarter when many high-profile industry leaders and other former market favorites surged despite continued earnings challenges on the horizon. Perhaps these more speculative gains reflect a generalized hope that better individual-company fundamentals will accompany improved overall conditions. History shows that ambiguous hopes that disregard near-term earnings realities and current valuations can be a recipe for disaster.

   Our concerns were echoed in June headlines from The Wall Street Journal such as "In This Rally, Stock Buyers Walk on Wild Side" and "For Some, Tech-Fund Rally Recalls Bubble Era." Overly optimistic, or perhaps downright speculative, investors have time after time fueled mini bubbles and busts since the demise of the late-1990s bubble. We hope these repeated lessons will finally subdue the bubble-born gambling mentality and bring about a more rational environment in which the greatest earnings results invite the greatest rewards.

   While Brandywine Advisors Fund's larger tech stake is a somewhat recent development, we continue to hold a significant number of companies that are sensitive to consumer discretion. This shouldn't be taken as a statement from your team on our expectations for the strength of consumer spending. Rather, we're confident in research we've conducted that foretells continued earnings growth among certain well-run companies that profitably sell everything from scented candles and books to musical instruments and home-improvement products.

   Insurance companies, both health and property-and-casualty, also comprise a notable percentage of overall assets. Demand in this case is more driven by need than discretion, contributing to a level of pricing power not currently shared by many other industries. This ability to raise prices combined with a strong commitment to risk assessment and underwriting profitability among the companies we hold drives strong earnings performance.

   We're delighted to welcome Scott Gates to your research team. A 14-year industry veteran, Scott most recently worked more than seven years for Gardner Lewis Asset Management, where he was senior research analyst.

   Scott's experience at Gardner Lewis prepares him well to hit the ground running. Founded by two Friess alumni, Gardner Lewis manages growth mutual funds with a similar bottom-up style to the Friess approach. Scott earned his undergraduate degree at Wake Forest University and his MBA from Emory University.

   We're also pleased to announce that Bill Dugdale is in a new role promoting the Brandywine Funds to third-party intermediaries. With an increasing amount of in-flows coming from financial advisors and retirement plan administrators and with the changing landscape following the Sarbanes-Oxley Act and other legislation and regulatory initiatives, it is important to have a senior person tackling this responsibility. Bill has made incredible strides in just a few short weeks.

   The average Brandywine Advisors Fund holding is expected to grow earnings this year at more than three times the rate of the typical S&P 500 Index component company while selling at a lower price-to-earnings ratio. We're confident that investors will increasingly seek companies demonstrating solid earnings growth and that they'll be especially eager to locate them at reasonable prices.

   We're encouraged by your recent progress and working hard to build on it. Thanks for the opportunity to serve you. Best wishes from your entire Friess team.

   Sincerely,

   /s/Bill D'Alonzo

   Bill D'Alonzo

ADVANCE AUTO PARTS, AAP

   Do-it-yourself mechanics get more than car parts when they step up to an Advance Auto Parts cashier these days. They also receive information on the tools that they'll need to complete the repair project and where to find them in the store. New initiatives, including a computer system that bolsters in-store marketing opportunities and better manages inventory, are revving up results at Advance Auto Parts.

   NYSE-listed Advance Auto Parts is the nation's second largest retailer of auto parts and accessories. The company sells replacement parts, maintenance items and accessories to professional repair shops and do-it-yourselfers through more than 2,400 retail outlets in the eastern, mid-western and southeastern regions of the United States.

   The company's initiatives include new store layouts that prominently display its higher-margin, private-label products such as its own brand of synthetic motor oil, which occupies a stand-alone display separate from store shelves. March-quarter earnings grew 78 percent to $0.98 per share, marking the sixth consecutive quarter Advance Auto Parts topped expectations. Gross profit margins improved by 2 percentage points. The company also retired high-interest debt during the quarter, which will save it roughly $14 million this year and $20 million next.

   Your team spoke with Chief Executive Larry Castellani about how the company benefits from an aging population of SUVs on the roadways. SUV models launched in the mid-to-late 1990s are entering the "sweet spot" for repairs. On average, an SUV replacement part is 40 percent more expensive than the same part for a passenger car, while also carrying higher profit margins.

   Your team bought Advance Auto Parts at less than 12 times 2003 estimates. Earnings estimates for 2003 are now 18 percent higher than they were in February. Analysts predict the company will grow earnings 47 percent this year.

CENTEX CORP., CTX

   The strength of the nation's housing market is common knowledge. It's also widely recognized that Centex's bread-and-butter business, building homes for first-time and first-move-up buyers, is red hot. So why does Wall Street habitually underestimate the company's profit potential?

   NYSE-listed Centex Corp. is a homebuilder, one that's exceeded consensus earnings estimates every quarter for nearly 10 years running. It also participates in an array of housing-related businesses, ranging from pest control and financing to title insurance and building materials. While Centex benefits from demand fueled by the lowest mortgage rates in a generation like other homebuilders, it boasts unique advantages.

   Centex derives the majority of its revenue from moderately priced, single-family homes rather than the more cyclical markets for condos and luxury homes. And, with $9.1 billion in revenue in the past year, Centex also enjoys access to land, lower-cost capital and other scale-related advantages unavailable to the smaller, private companies that comprise the bulk of its competition.

   Centex grew earnings 69 percent in the March quarter, beating estimates by 10 percent. Revenues grew 28 percent. The quarter topped off a fiscal year in which Centex's earnings climbed 45 percent on 18 percent revenue growth.

   Your team spoke with Centex Chief Financial Officer Leldon Echols about fears that the extended period of low interest rates was inflating a "housing bubble" that might later come back to haunt homebuilders. He explained that demographic trends in the U.S., driven by immigration in the 1990s and higher-than-expected overall population growth, create a solid source of demand for years to come.

   Your team bought Centex at just seven times earnings estimates for the fiscal year ended March 2004. Even with the stock's recent rise, Centex sells at just over 8 times estimates. Analysts predict Centex will grow earnings 33 percent in the June quarter.

                            BRANDYWINE ADVISORS FUND

     PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF JUNE 30, 2003

 1.  Centex Corp.                                              +9.7%
 2.  Aetna Inc.                                               +47.8%
 3.  DST Systems, Inc.                                         -1.3%
 4.  Diebold, Inc.                                             +4.6%
 5.  Fiserv, Inc.                                             +14.9%
 6.  Chubb Corp.                                               +1.1%
 7.  EW Scripps Co.                                           +11.0%
 8.  L-3 Communications Holdings, Inc.                         +0.4%
 9.  Halliburton Co.                                           +2.7%
10.  Entercom Communications Corp.                             +1.2%

                                  EARNINGS GROWTH

                         THE FUND'S HOLDINGS        38%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, JUNE 30, 2003.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $2 billion to $15 billion
                                     95.7%

                                   SMALL CAP
                                below $2 billion
                                      0.5%

                                      CASH
                                      3.8%

                            TOP TEN INDUSTRY GROUPS

Media Group (11.7%)
Medical/Managed Care (10.1%)
Financial/Business Services (8.4%)
Software (7.8%)
Insurance (6.9%)
Oil/Gas Services  (6.3%)
Specialty Retailing (6.1%)
Building Related (5.7%)
Medical/Dental Products (5.5%)
Food/Restaurants (5.1%)
All Others (22.6%)
Cash (3.8%)

                            BRANDYWINE ADVISORS FUND
                        JUNE QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN THOUSANDS)     % GAIN       REASON FOR MOVE
 -----------------     -------------      ------       ---------------

     Aetna Inc.            $982.1          22.1        The nation's second-largest health insurer continues to benefit from overhauling its customer base, adjusting premiums and reducing overhead expenses. Premiums are increasing ahead of medical costs. March-quarter earnings more than tripled to $1.34 a share, surpassing consensus estimates by 56 percent.

 Caremark Rx, Inc.         $869.4          39.6        The pharmacy benefits manager gained ground amid increased usage of higher-
                                                       margin generic drugs and greater utilization of Caremark's mail-order service. March-quarter revenues grew 34 percent as Caremark Rx recorded a record number of new contract wins while retaining 97 percent of its customers.

   AutoZone, Inc.          $736.4          25.1        May-quarter earnings growth of 35 percent exceeded estimates as the nation's largest retailer of auto parts and supplies continued to gain market share in the highly fragmented auto parts industry. Your team sold AutoZone when it reached its target price.

  Coventry Health
     Care, Inc.            $723.0          39.8        The manager of health-care plans added members, partly from the purchase of
                                                       PersonalCare Health Management, while raising premiums as much as 13 percent for commercial customers renewing contracts. Earnings surged 84 percent in the March quarter, beating consensus estimates by nearly 20 percent. Your team sold Coventry Health Care when it reached its target price.

 Seagate Technology        $712.7          44.7        News that the manufacturer of hard-disk drives for computers would enter the industry's fast-growing notebook segment sent shares higher. March-quarter earnings beat analysts' consensus estimates as increased demand and improved production-line capabilities enabled the company to ship 1.6 million more of its hard-disk drives than it did a year ago. Your team sold Seagate
                                                       Technology when it reached its target price.

                           $ LOSS
  BIGGEST $ LOSERS     (IN THOUSANDS)     % LOSS       REASON FOR MOVE
  ----------------     -------------      ------       ---------------

     Ball Corp.            $320.5          10.3        The beverage-can maker and aerospace company grew March-quarter earnings 16 percent, beating analysts' consensus estimates. Shares fell on concerns that unfavorable weekend weather, particularly in the Northeast, would impact profitability as major beverage makers experienced volume declines. Your team sold Ball Corp. to fund an idea with greater near-team prospects.

   Supervalu Inc.          $275.8          8.5         Purchased in the final days of the June quarter for the portfolio, shares of the food distributor fell on concerns related to C&S Wholesale Grocers'
                                                       purchase of Fleming Companies, which is Supervalu's biggest competitor and currently in bankruptcy. The sale may reduce the number of customers
                                                       Supervalu is able to win away from Fleming.

      KB Home              $271.8          5.2         The builder of single-family homes grew May-quarter earnings 37 percent, beating  analysts' consensus estimates by 18 percent. Shares traded  lower when the company, while expecting to continue to benefit from a strong housing market, guided estimates downward for the back half of its fiscal year ending November, citing  concerns with its central region markets, particularly Colorado and Texas.

   Valero Energy
       Corp.               $264.1          9.2         A worldwide deficit in oil and products such as gas and heating oil that drove premiums for Valero Energy's refining services abruptly narrowed amid a build up in Europe and Asia, restricting future earnings upside and prompting your team's sale.

    Cytyc Corp.            $137.8          19.2        The developer of diagnostic tests for women grew March-quarter earnings 21 percent, beating estimates for the fourth straight quarter. Shares came under pressure when rival TriPath Imaging received approval to expand labeling claims for its cervical cancer tests, creating concerns that Cytyc, as the industry leader, could lose market share and price points.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2003
                                  (Unaudited)

     SHARES OR
     PRINCIPAL
       AMOUNT                                         COST        VALUE (B)<F3>
     ---------                                      --------      -------------

COMMON STOCKS - 96.2% (A)<F2>

               AEROSPACE/DEFENSE - 4.7%
    42,300     Alliant Techsystems Inc.           $  2,431,965    $  2,195,793
    85,800     L-3 Communications
                Holdings, Inc.                       3,714,888       3,731,442
                                                  ------------    ------------
                                                     6,146,853       5,927,235

                  THIS SECTOR IS 3.6% BELOW YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 5.1%
    43,700     Advance Auto Parts, Inc.              2,227,994       2,661,330
    12,400     Harman International
                Industries, Inc.                       606,575         981,336
    60,000     Lear Corp.                            2,726,384       2,761,200
                                                  ------------    ------------
                                                     5,560,953       6,403,866

                  THIS SECTOR IS 15.2% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 5.7%
    70,000     Centex Corp.                          4,963,707       5,445,300
    26,800     KB HOME                               1,751,063       1,661,064
                                                  ------------    ------------
                                                     6,714,770       7,106,364

                  THIS SECTOR IS 5.8% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 8.4%
   100,000     Diebold, Inc.                         4,135,751       4,325,000
   250,000     E TRADE Group, Inc.                   1,863,963       2,125,000
   115,200     Fiserv, Inc.                          3,574,240       4,108,032
                                                  ------------    ------------
                                                     9,573,954      10,558,032

                  THIS SECTOR IS 10.3% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 5.1%
    95,000     Brinker International, Inc.           2,890,513       3,421,900
   140,000     SUPERVALU INC.                        3,260,611       2,984,800
                                                  ------------    ------------
                                                     6,151,124       6,406,700

                  THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 2.5%
    89,200     McKesson Corp.                        2,964,212       3,188,008

                  THIS SECTOR IS 7.5% ABOVE YOUR FUND'S COST.

               INSURANCE - 6.9%
    56,500     W. R. Berkley Corp.                   2,409,446       2,977,550
    66,800     Chubb Corp.                           3,963,669       4,008,000
    20,000     XL Capital Ltd.                       1,587,879       1,660,000
                                                  ------------    ------------
                                                     7,960,994       8,645,550

                  THIS SECTOR IS 8.6% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 3.0%
   125,000     Agilent Technologies, Inc.            2,408,257       2,443,750
    66,000     Pactiv Corp.                          1,295,104       1,300,860
                                                  ------------    ------------
                                                     3,703,361       3,744,610

                  THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

               MEDIA GROUP - 11.7%
    76,500     Cox Radio, Inc.                       1,725,671       1,767,915
    73,600     Entercom Communications Corp.         3,565,519       3,607,136
    42,900     Scripps Co. (E.W.)                    3,427,899       3,806,088
    60,900     Tribune Co.                           2,806,187       2,941,470
    75,000     Westwood One, Inc.                    2,572,404       2,544,750
                                                  ------------    ------------
                                                    14,097,680      14,667,359

                  THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

               MEDICAL/DENTAL PRODUCTS - 5.5%
    55,100     Cytyc Corp.                             708,205         581,305
    38,800     DENTSPLY International Inc.           1,551,058       1,589,248
    48,700     Henry Schein, Inc.                    2,436,738       2,557,237
    46,300     Patterson Dental Co.                  1,877,384       2,102,020
                                                  ------------    ------------
                                                     6,573,385       6,829,810

                  THIS SECTOR IS 3.9% ABOVE YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 10.1%
    83,800     Aetna Inc.                            3,412,429       5,044,760
   108,000     Caremark Rx, Inc.                     1,637,983       2,773,440
    70,000     First Health Group Corp.              1,793,830       1,940,400
    90,000     Health Net Inc.                       2,666,022       2,965,500
                                                  ------------    ------------
                                                     9,510,264      12,724,100

                  THIS SECTOR IS 33.8% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 3.5%
   130,600     Chesapeake Energy Corp.               1,008,405       1,319,060
   115,000     Pioneer Natural Resources Co.         2,734,289       3,001,500
                                                  ------------    ------------
                                                     3,742,694       4,320,560

                  THIS SECTOR IS 15.4% ABOVE YOUR FUND'S COST.

               OIL/GAS SERVICES - 6.3%
    71,300     ENSCO International Inc.              1,812,641       1,917,970
   160,000     Halliburton Co.                       3,581,905       3,680,000
    53,600     Weatherford International Ltd.        2,144,803       2,245,840
                                                  ------------    ------------
                                                     7,539,349       7,843,810

                  THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 0.8%
    57,700     IVAX Corp.                              871,798       1,029,945

                  THIS SECTOR IS 18.1% ABOVE YOUR FUND'S COST.

               SEMICONDUCTOR MANUFACTURING - 3.0%
    81,600     Integrated Circuit Systems, Inc.      2,311,085       2,563,056
    50,500     Microchip Technology Inc.               989,029       1,249,875
                                                  ------------    ------------
                                                     3,300,114       3,812,931

                  THIS SECTOR IS 15.5% ABOVE YOUR FUND'S COST.

               SOFTWARE - 7.8%
   120,000     DST Systems, Inc.                     4,620,528       4,560,000
    70,500     Reynolds & Reynolds Co.               1,771,327       2,013,480
   125,000     SunGard Data Systems Inc.             3,274,835       3,238,750
                                                  ------------    ------------
                                                     9,666,690       9,812,230

                  THIS SECTOR IS 1.5% ABOVE YOUR FUND'S COST.

               SPECIALTY RETAILING - 6.1%
    60,000     Best Buy Co., Inc.                    2,636,057       2,635,200
   110,000     Blockbuster Inc.                      1,786,305       1,853,500
    70,000     CDW Corp.                             3,166,429       3,206,700
                                                  ------------    ------------
                                                     7,588,791       7,695,400

                  THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

                                                  ------------    ------------
               Total common stocks                 111,666,986     120,716,510

SHORT-TERM INVESTMENTS - 7.5% (A)<F2>

               COMMERCIAL PAPER - 6.0%
$5,000,000     Household Finance Corp.,
               due 07/01/03, discount of 1.31%       5,000,000       5,000,000
 2,600,000     UBS Finance (DE) LLC,
               due 07/01/03, discount of 1.31%       2,600,000       2,600,000
                                                  ------------    ------------
               Total commercial paper                7,600,000       7,600,000

               VARIABLE RATE DEMAND NOTE - 1.5%
 1,830,124     Wisconsin Corporate Central
                Credit Union                         1,830,124       1,830,124
                                                  ------------    ------------
               Total short-term investments          9,430,124       9,430,124
                                                  ------------    ------------
               Total investments                  $121,097,110     130,146,634
                                                  ------------
                                                  ------------
               Liabilities, less cash and
               receivables (3.7%) (A)<F2>                           (4,697,197
                                                                  ------------
                NET ASSETS                                        $125,449,437
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($125,449,437/15,232,838
               shares outstanding)                                       $8.24
                                                                         -----
                                                                         -----

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.

IRA INVESTORS . . .

   US Bancorp notifies us that for the first time in the last 11 years of serving the Brandywine Funds there will be a slight increase in the annual charge for maintaining the additional paperwork and government reporting for IRA accounts. Effective September 1, 2003, the fee will be $15, and maxing out at $30 per social security number. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp before October 24, 2003.

CHRIS AREGOOD

   As a former business reporter, Chris Aregood is accustomed to tight deadlines. That's a good thing considering that Chris heads up a writing team that produces more than 1,000 time-sensitive communications each year, one of which is the report you're reading now.

   From responding to a shareholder's questions about his or her account to detailing an institutional client's separate portfolio's performance versus a specific benchmark, Chris has his hand in just about every piece of communication that Friess Associates sends out. He serves as an editor to the other members of the writing team and works closely with senior management, client-service and research teammates to translate their oftentimes-technical messages into easy-to-understand prose.

   "Not a week goes by without a shareholder or client - whether a grandmother from Nebraska with $25,000 in Brandywine Fund or a $100 million pension trustee
- commenting on the effectiveness of our communications," said Chief Administrative Officer Lynda Campbell.

   Before joining Friess Associates, Chris worked roughly five years as a business journalist. His exposure to daily deadlines and experience explaining complicated topics to the general readership of the various newspapers where he worked prepared him well for his responsibilities at Friess Associates.

   "Chris is able to take very technical inputs from our research team and turn them into comprehensible stories that are interesting and informative to all levels of investors," said Chief Operating Officer Chris Long.

   Chris was a senior business reporter for the Bucks County Courier Times in Pennsylvania and an insurance and corporate finance reporter for the Philadelphia Business Journal. While at The News Journal in Wilmington, Delaware, Chris covered local chemical giant DuPont, the chemical and pharmaceutical industries, and the stock market. His writing has won various awards, including the Mark Twain Award from the Associated Press.

   Chris earned both a bachelor-of-arts degree in English and a master's degree in business administration from Rutgers University. He enjoys spending his free time with his wife of four years, Teresa. He's also an avid golfer who likes to participate in a variety of other outdoor activities.

JENN SPARKS

   Company managements shouldn't be insulted when Jenn Sparks doesn't take them at their word -- successful research requires a healthy dose of skepticism. As such, Jenn is a master of the "trade check," Friess parlance for follow-up interviews with competitors, customers and suppliers to assess each company's prospects from all angles.

   "Jenn's work on a sneaker company is just beginning after she interviews its CFO. She'll speak to distributors to get a sense of delivery times, to competitors to evaluate similar products, to retail store managers for inventory and customer-traffic trends, and to customers to assess their buying habits," said Research Team Leader Linda Farquhar. "Jenn's also likely to buy the company's sneakers and put them through their paces on the rocky trails of the Teton Mountains."

   Like all Friess researchers, Jenn never passes on an opportunity to strike up a conversation. A chance meeting at a shopping mall, in an elevator or on a taxi ride might bring to her attention a business trend worthy of further investigation. For Jenn, there's also an off chance that she'll bump into someone she helped escape from a harrowing situation.

   An expert skier and experienced hiker, Jenn is an active volunteer in the Teton County Search and Rescue Team. On a recent airplane flight out of Jackson, she turned to the man seated next to her to learn about what he does for a living. After a few minutes, they realized that they met before. He was a guide who last saw Jenn when she helped bring one of his clients from the wilderness to safety after the client broke his back falling from a horse.

   "Jenn might conduct a dozen phone interviews and another half dozen by email in the course of a work day," Linda Farquhar added. "To think that she could be called to help find a lost hiker after work is amazing!"

   Jenn earned her undergraduate degree from the University of Vermont. In addition to skiing and hiking, she likes to run, bike and ride her motorcycle in her free time. Jenn and her husband Ari also enjoy time with their dog Slim.

ON THE CUTTING EDGE . . .

   Samples of the innovative and interesting ideas that cross your team's radar screen make it into this column each quarter. Opportunities to capitalize on investment opportunities related to them may lie in the future or never surface.

ALLERGY SUFFERERS BREATHE EASIER

A new class of prescription drugs known as Anti-IgE may revolutionize the treatment of seasonal allergies, allergy-induced asthma and even food and drug sensitivities. Unlike traditional anti-histamines that combat allergy symptoms, Anti-IgEs work by tricking the body into believing there is no allergen in the first place. If the body doesn't respond, there is no allergy. Anti-IgEs are not allergen-specific, so they can block almost any type of allergic reaction. The first drug of this type, San Francisco-based Genentech's Xolair, received its first marketing license in Australia and is currently under review by the FDA and its European counterpart.

PURSUING THE PINNACLE OF ENERGY ALCHEMY

Imagine a process that turns plastic bottles, tires, old computers, turkey parts and just about anything else into high-quality oil, clean-burning gas, and minerals that can be used as fuels, fertilizers or specialty chemicals. Changing World Technologies claims that its thermal depolymerization process can take any carbon-based feedstock and break its molecular chain down to short-chain hydrocarbons, a feat that takes Mother Nature thousands, even millions of years. The company runs a pilot plant in the Philadelphia Naval Shipyard and is reportedly in discussions about the possibility of processing sewage from the city. ConAgra Foods constructed a $20 million plant to use the technology to process 200 tons of poultry fats, bones and feathers a day from a Butterball Turkey facility in Carthage, Missouri.

MODEL ON A MISSION

U.S. ground force commanders in Iraq are testing a new eye in the sky that took the Office of Naval Research and Tucson-based Advanced Ceramics Research less than a year to develop. The Silver Fox is a robot plane that performs spy missions similar to unmanned aerial vehicles (UAVs) the size of conventional airplanes, but it is only six feet long, weighs just 20 pounds and can be carried in a container the size of a golf bag. Loaded with sophisticated cameras and infrared sensors, the drone can be set aloft with a launcher powered by compressed air. A model airplane engine powers the robot plane to an altitude of 1,000 feet, where it can remain for five hours. The plane can be flown by remote control or programmed to fly on its own using the Global Positioning Satellite
(GPS) system. Once over the target area, the drone beams video images back to a laptop. Traffic engineers are considering similar drones to monitor congested urban areas.

MUCH-IMPROVED METEOROLOGY

Cheap computer power, new mathematical models and the latest observation systems are taking weather forecasting to new levels of usefulness and accuracy. AccuWeather in State College, Pennsylvania, is one of several companies generating weather maps so detailed they can forecast conditions in an individual neighborhood. Its one-kilometer-resolution weather maps can be downloaded to a personal digital assistant or Internet-enabled phone. Minneapolis-based Digital Cyclone expects to use GPS data to offer pinpoint weather-forecasting maps automatically centered on a mobile phone's location. Precision forecasts are increasingly important factors in business decisions ranging from the electricity generation plans of energy producers to the fertilizer application schedules of farmers. CenterPoint Energy in Houston, a city prone to unpredictable storms and power outages, incorporated advanced weather-forecasting technology into its operations last year and reduced the average outage time by two-thirds.

GROWING YOUR ASSETS . . .

   When E.W. Scripps acquired a producer of cable television programming in 1994, it got a really good drummer named Doug Klein as part of the package. Doug wasn't a trained musician, but that didn't prevent the company from tapping the veritable one-man band to supply the soundtrack for the expansion of Scripps Networks.

   "I can't begin to tell you how many thousands of pieces of music we've composed since HGTV was launched," Doug said, referring to the Home & Garden Television cable network Scripps introduced soon after acquiring his former employer, Cinetel Productions.

   Doug is the Supervisor of Music Composition for Scripps Networks, the E.W. Scripps business unit consisting of HGTV, Fine Living, Food Network and DIY d Do It Yourself Network. He's gone from Scripps Networks' sole composer to overseeing an in-house staff of 11 musicians and sound designers plus another half-dozen freelance musicians. The team creates everything from show theme packages and background music to network promos and IDs, representing pieces as brief as five seconds to as long as two hours.

   Doug is one of 9,000 E.W. Scripps employees whose hard work benefits Brandywine Funds shareholders and Friess Associates clients. E.W. Scripps owns cable networks, ABC and NBC broadcast affiliates, and newspapers. It also licenses and syndicates news content and comic strips, including Peanuts and Dilbert.

   By the time E.W. Scripps acquired Cinetel, Doug was a proven asset. He came up with the idea to create original music for the programs Cinetel produced for cable networks such as TNN and A&E at a time when that work was done in New York and Los Angeles but not in "good old Knoxville, Tennessee," where Doug still works.

   Doug is humble despite his pioneering past. "I've replaced myself with guys who are a lot better than me, and that's good for everybody," he said.

   Thanks Doug!

ON THE TAX FRONT . . .

   Brandywine Advisors Fund finished the June quarter in net realized loss position of approximately $1.19 per share. That means the Fund can realize gains equal to those amounts before triggering a taxable capital gains distribution in 2003.

   Many shareholders inquired about the new tax law adopted during the June quarter, so we thought you might appreciate a discussion of some of the changes likely to impact your investment.

   We expect the new treatment of long-term capital gains to be one of the more significant areas of change. The maximum long-term capital gains rate is lowered to 15 percent from 20 percent for sales made on or after May 6, 2003.

   Dividends from investment income consist of dividends paid by companies held in the portfolio and of interest earned by a mutual fund's invested cash (usually short-term debt instruments) and will now be subject to a maximum 15 percent rate to the extent that the fund has received "qualified dividend income." Special rules apply for determining qualified dividend income, the most pertinent being a 60-day holding period for the underlying stock. These dividends are paid net of expenses, so they only occur when a fund's investment income exceeds its expenses.

   Brandywine Advisors focuses on rapidly growing companies that tend to reinvest earnings into growing their businesses as opposed to paying dividends. And, generally, interest earned from investing cash is relatively small.

   We recommend consulting a tax professional for more on how the new tax law could affect your personal situation.

   On a related matter, we recommend contacting your Congressman if you agree that mutual fund investors should be able to defer tax payments on reinvested capital gains until they sell fund shares rather than paying taxes at the time of a fund's distribution. Rep. Paul Ryan (R., Wis.) in May introduced H.R. 1989, which would allow individuals to defer recognition of all reinvested capital gains distributions from regulated investment companies. The bill was referred to the House Committee on Ways and Means.

                          BARGAIN HUNTING IS HARD WORK

   The stock market isn't a place to go in search of a fair deal. The key to making money is paying less than a company is really worth.

   Your team's approach links a company's worth to its fundamentals, most importantly, its ability to grow earnings. We don't get excited about a company whose shares get a kick because it lost less money than it did a quarter ago. Along the same lines, we don't invest in companies trading at high multiples of expected earnings growth. The expectations built into their prices set them up for a punishing blow from even slight missteps.

   We focus on companies trading at reasonable multiples of earnings estimates, with the aim of identifying companies that exceed Wall Street earnings expectations. Since companies are valued based on how investors expect them to perform, they invite share-price gains when they exceed expectations.

   Your team looks for companies with new products, new market opportunities or some other catalyst to spur better-than-anticipated growth. Thomson Financial reported this quarter that for every positive pre-announcement of corporate earnings there were more than two negative ones. Meanwhile, analysts raised their expectations for more than half of the companies in Friess portfolios.

   Uncovering a company with rapid growth prospects that is poised to beat estimates requires lots of detective work. More than two dozen internal professionals complemented by additional external research consultants conduct over 1,000 intensive interviews each week with company managements, competitors, customers and suppliers to glean insights on existing and potential holdings. The size of our research bench puts each researcher in the enviable position by industry standards of focusing on eight to 10 stocks at a time.

   These interviews include private company sources that don't appear on the radar screens of many Wall Street analysts. In addition, we "kick the tires" by visiting company facilities, attending trade shows and conferences, and experiencing products and services firsthand as paying customers whenever possible.

   This grassroots research legwork consistently uncovers earnings strength that others don't foresee. In the very different market environments of each of the last four quarters, an average of more than three-quarters of our overall holdings exceeded consensus earnings estimates.

   Other factors can drive stock prices over short periods, but our strategy is based on the fact that over the long term the earnings power of individual companies is rewarded. We also typically require companies to have at least three years of earnings history and $3 million in after-tax income, keeping us out of short-lived speculative trends like the technology bubble that inflated in the late 1990's.

   Thanks for your confidence in our research-driven approach, which enables us to nimbly seize on opportunities to buy rapid earnings growth at reasonable prices. Rather than speculating on what might perform well if the economy improves, if interest rates fall or if some other hard-to-predict macro situation plays out, we stay focused on the individual companies that enjoy earnings strength right now.

                           Friess Strategy Highlights

o Rapidly growing companies. Average Friess holding expected to grow earnings 37 percent in 2003.

o Reasonable price-to-earnings ratios. Current average holding sells at less than 17 times 2003 earnings estimates.

o  Focus on companies likely to exceed consensus earnings estimates.

o Emphasis on under-researched, lesser-known companies rather than industry leaders.

o Intensive and repeated contacts with company managements, competitors, customers and suppliers.

o Require holdings to have three years of earnings history and $3 million in after-tax income.

                               Board of Directors

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (877) 636-6460      www.brandywinefunds.com      bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice
 President; Christopher Long, Vice President; David Marky, Vice President; and
             Paul Robinson, Vice President and Assistant Secretary

Report Editor: Rebecca Schuster
Report Staff: Chris Aregood, David Marky, Adam Rieger

 Past performance does not guarantee future results. The principal value and
 ---------------------------------------------------
investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. This material must be preceded or accompanied by a current Brandywine Advisors Fund's prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing.

 Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the fund as of 6/30/03, unless listed in the accompanying financial statements.

 The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The S&P Midcap Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Russell 2000 Index represents the smallest 2000 of the 3000 largest publicly traded companies in the U.S. equity market. You cannot invest directly in an index. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

 As of June 30, 2003 the S&P 500, S&P Midcap and Russell 2000 Indexes average annual total returns for one year were 0.25, -0.71 and -1.64 percent and since Brandywine Advisors Fund's October 31, 2000 inception were -12.07, -2.96 and -2.45 percent.

 Brandywine Advisors Fund is distributed by Quasar Distributors, LLC.